JOINT FILING INFORMATION



Reporting Person:          SOROS FUND MANAGEMENT LLC

Address:                   888 SEVENTH AVENUE
                           33RD FLOOR
                           NEW YORK, NY 10106

Designated Filer:          SOROS FUND MANAGEMENT LLC

 Issuer and Symbol:        AUDIOCODES LTD (AUDC)

Date of Event
Requiring Statement:       03/12/08


Signature:                 /s/ Jay Schoenfarber
                           --------------------------
                           Jay Schoenfarber,
                           Assistant General Counsel


Reporting Person:          GEORGE SOROS

Address:                   888 SEVENTH AVENUE
                           33RD FLOOR
                           NEW YORK, NY 10106

Designated Filer:          SOROS FUND MANAGEMENT LLC

 Issuer and Symbol:        AUDIOCODES LTD (AUDC)

Date of Event
Requiring Statement:       03/12/08


Signature:                 /s/ Jay Schoenfarber
                           --------------------------
                           Jay Schoenfarber,
                           Attorney-in-Fact


Reporting Person:          ROBERT SOROS

Address:                   888 SEVENTH AVENUE
                           33RD FLOOR
                           NEW YORK, NY 10106

Designated Filer:          SOROS FUND MANAGEMENT LLC

 Issuer and Symbol:        AUDIOCODES LTD (AUDC)

Date of Event
Requiring Statement:       03/12/08


Signature:                 /s/ Jay Schoenfarber
                           --------------------------
                           Jay Schoenfarber,
                           Attorney-in-Fact

Reporting Person:          JONATHAN SOROS

Address:                   888 SEVENTH AVENUE
                           33RD FLOOR
                           NEW YORK, NY 10106

Designated Filer:          SOROS FUND MANAGEMENT LLC

 Issuer and Symbol:        AUDIOCODES LTD (AUDC)

Date of Event
Requiring Statement:       03/12/08


Signature:                 /s/ Jay Schoenfarber
                           --------------------------
                           Jay Schoenfarber,
                           Attorney-in-Fact